Note 7 - Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Net operating loss carryforwards	$ 18,771	$ 20,720
Net operating loss carryforwards of foreign subsidiaries	374	374
Depreciation expense, liability	(77)
Depreciation expense, asset		4
Stock-based compensation expense	36	28
Other	68	78
Net deferred tax assets	19,172	21,204
Valuation allowance for net deferred tax assets	(19,172)	(21,204)
Net deferred tax assets, net of allowance